Press Release

July 13, 2005

For Immediate Release
---------------------

For Information Contact:

NCRIC Group, Inc.:
Eric R. Anderson, Senior Vice President, Corporate Communications and Investor Relations - 800.613.3615 or 202.969.3102

ProAssurance Corporation:
Frank B. O'Neil, Senior Vice President, Corporate Communications and Investor Relations - 800.282.6242 or 205.877.4461

DISTRICT OF COLUMBIA DEPARTMENT OF INSURANCE APPROVES PROPOSED ACQUISITION OF NCRIC, INC. BY PROASSURANCE

Washington, DC and Birmingham, AL - July 13, 2005 - NCRIC Group, Inc. (NASDAQ:
NCRI) and ProAssurance Corporation (NYSE: PRA) today jointly announced that the District of Columbia Department of Insurance, Securities and Banking ("DISB") has approved the proposed acquisition of NCRIC, Inc., the insurance subsidiary of NCRIC Group, as part of ProAssurance's proposed acquisition of NCRIC Group. This acquisition is taking place pursuant to a merger agreement dated February 28, 2005.

NCRIC Group has scheduled a special meeting of shareholders to be held on August 2, 2005 for the purpose of approving the merger agreement. The transaction is expected to close subsequent to the meeting of shareholders.

"We are very pleased by the decision of the insurance department," said R. Ray Pate, Jr., president and CEO of NCRIC. "We believe that the decision of the commissioner and his staff recognizes the benefits that this transaction brings to NCRIC policyholders."

A. Derrill Crowe, M.D., chairman and CEO of ProAssurance, expressed ProAssurance's enthusiasm for building on the foundation that NCRIC has established in the District of Columbia. "NCRIC has a solid reputation for customer service and advocacy on behalf of its physician policyholders that is much like ours," said Dr. Crowe. "We look forward to continuing NCRIC's

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strong tradition of serving the needs of the medical community of the District of Columbia and the surrounding area."

ProAssurance has filed a registration statement with the SEC (File No. 333-124156) that includes the proxy statement-prospectus for the special meeting of shareholders to be held on August 2, 2005. Investors and shareholders of NCRIC Group and ProAssurance are urged to read proxy statement-prospectus because it contains important information regarding the transaction and their legal rights. Investors and shareholders can obtain a free copy of the proxy statement-prospectus as well as other documents filed by NCRIC Group and ProAssurance with the Securities and Exchange Commission at the Securities and Exchange Commission's website at www.sec.gov, and from the Investor Relations section of both companies' websites (www.ncric.com and www.ProAssurance.com).


These documents are also available without charge upon request to either:


                                   NCRIC Group
                                Eric R. Anderson
                 Senior Vice President, Corporate Communications
                           202-969-3102 o 800-613-3615
                               anderson@NCRIC.com

                            ProAssurance Corporation
                                 Frank B. O'Neil
                 Senior Vice President, Corporate Communications
                           205-877-4460 o 800-282-6242
                             foneil@ProAssurance.com

About NCRIC Group, Inc.
NCRIC Group, Inc. (NCRIC) is a healthcare financial services organization that assists individual physicians and groups of physicians in managing their practices by providing medical professional liability insurance, practice management and financial services, and employee benefits plan design and pension administration. In addition to its headquarters in Washington, D.C., NCRIC has offices in Wilmington, Delaware; Greensboro, North Carolina; Richmond and Lynchburg, Virginia; and Charleston, West Virginia. NCRIC provides services to more than 4,600 physician clients.

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

About ProAssurance
ProAssurance is a specialty insurer with more than $3.2 billion in assets and $790 million in gross written premiums in 2004. As the nation's fourth largest writer of medical professional liability insurance, ProAssurance's principal professional liability subsidiaries, The Medical Assurance Company, Inc., ProNational Insurance Company, and Red Mountain Casualty Insurance Company, Inc., are recognized leaders in developing solutions which serve the needs of the evolving healthcare industry. ProAssurance is the tenth largest writer of personal auto coverage in Michigan through its subsidiary, MEEMIC Insurance Company.

A.M. Best assigns a rating of "A-" (Excellent) to ProAssurance and its principal professional liability subsidiaries and MEEMIC; Standard & Poor's assigns its principal professional liability carriers a rating of "A-" ("Strong"); and Fitch assigns a rating of "A-" to its subsidiaries,The Medical Assurance Company, ProNational Insurance Company and MEEMIC Insurance Company.

Caution Regarding Forward-Looking Statements
This news release contains historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events that are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements. The words "anticipate," "believe," "estimate," "expect," "hopeful," "intend," "may," "optimistic," "preliminary," "project," "should," "will," and similar expressions are intended to identify these forward-looking statements. There are numerous important factors that could cause our actual results to differ materially from those in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as Forward-Looking Statements as are sections of this news release clearly identified as giving our outlook on future business. The principal risk factors that may cause actual results to differ materially from those expressed in the forward-looking statements are described in various documents we file with the Securities and Exchange Commission, including Form 10-K for the year ended December 31, 2004 and Form 10-Q for the most recent quarter.

These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events:

Relating to the ongoing operations of the combined companies:


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

         o General economic conditions, either nationally or in our market area, that are worse than expected;
         o regulatory and legislative actions or decisions that adversely affect our business plans or operations;
         o        price competition;
         o        inflation and changes in the interest rate environment;
         o the performance of financial markets and/or changes in the securities markets that adversely affect the fair value of our investments or operations;
         o changes in laws or government regulations affecting medical professional liability insurance and practice management and financial services;
         o        changes to our ratings assigned by A.M. Best;
         o        the effect of managed healthcare;
         o uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance; and changes in the availability, cost, quality, or collectibility of reinsurance;
         o significantly increased competition among insurance providers and related pricing weaknesses in some markets.
         o changes in accounting policies and practices, as may be adopted by our regulatory agencies and the Financial Accounting Standards Board; and
         o        changes in our organization, compensation and benefit plans.

Relating to the proposed transaction with ProAssurance:

         o The business of NCRIC and ProAssurance may not be combined successfully, or such combination may take longer to accomplish than expected;
         o the cost savings from the merger may not be fully realized or may take longer to realize than expected;
         o operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected;
         o governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger;
         o restrictions on our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations; and
         o        the stockholders of NCRIC may fail to approve the merger.

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

We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and wish to advise readers that the factors listed above could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to periods in any current statements. We do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

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July 13, 2005




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